Trade and Other Receivables	12 Months Ended
Dec. 31, 2025
Trade and other receivables [abstract]
Disclosure of trade and other receivables [text block]
16. Trade and Other Receivables
Trade and Other Receivables of the Group are composed of the following:

Current	2025	2024
Trade receivables	521,736	457,312
Loss allowance	(856)	(148)
Trade receivables net (i)	520,880	457,164
Advances and other receivables (ii)	51,144	39,549
Total Current Trade and Other Receivables	572,024	496,713

Non current
Advances and other receivables (ii)	25,982	18,044
Total Non Current Trade and Other Receivables	25,982	18,044
(i)    Trade Receivables represent uncollateralized amounts due from acquirers, processors, merchants and collection entities for services performed that will be collected in less than one year. As a result, they are classified as current. No financial assets are past due. All Trade and other receivables have been assigned in “normal” credit risk rating which applies to financial assets for which a significant increase in credit risk has not occurred since initial recognition.
(ii)    Advances and other receivables include payments made in advance to third parties, such as processors, tax authorities and others. In 2025, the Company recognized US$2,077 write-off of Advances and other receivables due from a third-party payment processor. The Company filed a legal claim against such payment processor for the entirety of the amounts (including the written-off balance and the unpaid installments disclosed in Note 17. Other assets).The Company, together with its external legal counsel, continues to believe that it has good prospects of recovering the written-off balance and the amounts due (see Note 17 – Other assets) and that this matter should not result in any material additional loss to the Company.
Loss allowance and impairment losses
The following table presents the evolution of the Group’s loss allowance:

	2025	2024
As of January 1	(148)	(459)
Decrease/(increase) in loss allowance for trade receivables	(1,593)	(440)
Reversal of write-off	11	—
Write-off	874	751
As of December 31	(856)	(148)
Net impairment (loss) for trade receivables	(2,189)	(440)
Initial recognition and subsequent measurement the Group applies the simplified approach to determine expected credit losses on trade receivables.
To measure the expected credit losses, trade and other receivables have been grouped based on shared credit risk characteristics and the days past due.
The expected loss rates are based on the payment profiles of debtors over a period of 48 months before year end and the corresponding historical credit losses experienced within this period. The historical loss rate is adjusted to reflect current and forward-looking information on credit risk ratings of the countries in which the Group sells its services which affects the ability of the debtors to settle the receivables. On that basis, the average expected credit loss rate was determined at 0.3% for December 31, 2025 (0.1% on December 31, 2024).